As filed with the Securities and Exchange Commission on November 16, 2006

                                             1933 Act Registration No. 333-67552
                                             1940 Act Registration No. 811-10467


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]
         Pre-Effective Amendment No.  ______                               [   ]
         Post-Effective Amendment No.   7                                  [ X ]


REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940                                         [ X ]

         Amendment No.    7                                                [ X ]


                        (Check appropriate box or boxes.)

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                          11111 Santa Monica Boulevard
                                   Suite 1500
                              Los Angeles, CA 90025
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 231-6117


 TURNER SWAN                                       Copies to:
 Causeway Capital Management LLC
 11111 Santa Monica Boulevard                      MARK D. PERLOW
 Suite 1500                                        Kirkpatrick & Lockhart Nicholson Graham LLP
 Los Angeles, CA 90025                             Four Embarcadero Center, 10th Floor
 (Name and address of agent for service)           San Francisco, CA 94111
                                                   Telephone:  (415) 249-1070
                                                   Facsimile: (415) 249-1001


Approximate Date of Proposed Public Offering:
Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

[   ] Immediately upon filing pursuant to paragraph (b)
[   ] On ________ pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] On ________ pursuant to paragraph (a)(1)
[ X ] 75 days after filing pursuant to paragraph (a)(2)
[   ] On ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 Subject to completion, dated November 16, 2006

                                   Prospectus

                                __________, 2007

As with all other mutual fund securities, the Securities and Exchange
Commission has not approved or
disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------




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TABLE OF CONTENTS

Fund Summary                                         3
About Causeway Emerging Markets Fund                 3
Performance                                          5
Fees and Expenses                                    6
Fund Details                                         7
Additional Investment Information                    7
Investment Risks                                     7
Information about Portfolio Holdings                 9
Management of the Fund                              10
Investing in the Fund                               11
Description of Classes                              11
How to Purchase, Sell and Exchange Fund Shares      11
Dividends and Capital Gains                         17
Tax Consequences                                    17
Financial Highlights                                19

FUND SUMMARY


ABOUT CAUSEWAY EMERGING MARKETS FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek long-term growth of capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund normally invests at least 80% of its total assets in equity securities of companies in emerging (less developed) markets and other investments that are tied economically to emerging markets. For these purposes, Causeway Capital Management LLC (the "Investment Adviser") considers eligible investments generally to include common stock, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Exchange Traded Funds. The Fund may also invest in forward foreign currency exchange contracts and other derivatives.

The Investment Adviser will use a quantitative investment approach to selecting investments for the Fund. The Investment Adviser's proprietary computer model analyzes a variety of fundamental, technical and macroeconomic factors to assist in selecting securities. The model currently is based predominantly on factors that focus on the characteristics of individual securities, and to a lesser extent on factors that focus on the characteristics of countries and sectors.

The Fund intends to invest in ten or more emerging markets and the percentage of the Fund's total assets attributable to any one country is not expected to be greater than the weight of that country in the Morgan Stanley Capital International Emerging Markets Index (the "MSCI EM Index") plus 3 percentage points, or less than the weight of that country in the MSCI EM Index minus 3 percentage points. Emerging markets in which the Fund may invest include, but are not limited to, countries included in the MSCI EM Index, which currently are: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. In addition, at the discretion of the Investment Adviser, the Fund may invest in the aggregate up to 10% of total Fund assets in emerging markets not included in the MSCI EM Index. The Investment Adviser determines where a company is located, and thus whether a company is located in an emerging market, by referring to its primary stock exchange listing, where it is registered, organized or incorporated, where its headquarters are located, its MSCI country classification, or whether it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located, within that country.

The Fund will generally invest in companies with market capitalizations of US$500 million or greater at the time of investment and may invest in a wide range of industries.

See "Fund Details" beginning on page [7] for more information about the Fund's investment program.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because a particular stock or stock market in which the Fund invests is falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund's investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund will invest in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

Some of the Fund's investments may be in smaller capitalization companies. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies and can react differently to company, political, market, and economic developments than the market as a whole and other types of stocks. Smaller companies can have more limited product lines, markets, and financial resources.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" beginning on page [7] for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment if you:

o Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

o Are seeking to diversify a portfolio of equity securities to include emerging markets securities.

o Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, and especially emerging markets.

o Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

o Are prepared to receive taxable dividends.

PERFORMANCE

The Fund is new and does not have a full calendar year of performance to present. Once it has been in operation a full calendar year, performance information will be presented.


FEES AND EXPENSES

The Fund offers two different classes of shares - Institutional Class and Investor Class. Although your money will be invested in the same way no matter which class of shares you buy, there are differences in the fees and expenses associated with each class. Not everyone is eligible to buy both classes. Please refer to the "Description of Classes" and "How to Purchase, Sell and Exchange Fund Shares" beginning on page [11] for more information.

Fund investors pay various expenses, either directly or indirectly. The table below lists some of the main types of expenses which the Fund may charge.

SHAREHOLDER TRANSACTION FEES are fees charged directly to an investor's account. The Fund does not impose a sales charge. However, the Fund imposes a redemption fee of 2% on the original value of shares redeemed less than 90 days after purchase.

ANNUAL FUND OPERATING EXPENSES are expenses that cover the costs of operating the Fund and are paid out of the Fund's assets. These expenses include management fees, shareholder services fees and other expenses. These expenses are paid indirectly by all shareholders.

This table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                Institutional        Investor
                                                Class                Class
Sales Charge (Load) on Purchases
and Reinvested Distributions                    None                  None

Deferred Sales Charge (Load)                    None                  None

Redemption Fee on shares held less
than 90 days (as a % of original
value of shares redeemed)                       2.00%                 2.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                Institutional        Investor
                                                Class                Class

Management Fees                                 [ ]%                 [ ]%

Shareholder Services Fees                       None                 0.25%

Other Expenses*                                 [ ]%                 [ ]%

Total Annual Fund
Operating Expenses                              [ ]%                 [ ]%

UNDER THE TERMS OF AN EXPENSE LIMIT AGREEMENT, THE INVESTMENT ADVISER HAS AGREED TO REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FROM EXCEEDING [ ]% AND [ ]% OF THE AVERAGE DAILY NET ASSETS OF INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES, RESPECTIVELY. THE EXPENSE LIMIT AGREEMENT WILL REMAIN IN EFFECT UNTIL SEPTEMBER 30, 2007.

* "OTHER EXPENSES" FOR THE FUND ARE BASED ON ESTIMATES FOR THE CURRENT FISCAL YEAR.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year           3 Years
Institutional Class        $[ ]             $[ ]
Investor Class             $[ ]             $[ ]

FUND DETAILS

ADDITIONAL INVESTMENT INFORMATION

COMMON STOCKS

The Fund invests primarily in common stocks, which are securities representing an ownership interest in a corporation.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. A larger percentage of such investments could moderate the Fund's investment results. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its investment objective using this type of investing.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time. For more information about the risks of investing in the Fund, including risks associated with investments in particular countries, please see the Fund's Statement of Additional Information ("SAI"), which is available upon request.

The Fund's principal risks are listed below:

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Fund's portfolio managers select will underperform the market or other funds with similar investment objectives and investment strategies.

ISSUER-SPECIFIC RISK

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

FOREIGN AND EMERGING MARKET RISK

The Fund's investments in foreign securities involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. In particular, investments in foreign and emerging markets involve the following risks:

o The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

o Governmental actions -- such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes -- may adversely affect investments in foreign markets.

o The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back to the U.S., or otherwise adversely affect the Fund's operations.

o Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

o Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

o Data for emerging markets companies may be less available and/or less current than data for developed markets companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its processes and stock selection can be adversely affected if it relies on erroneous or outdated data.

o Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

o Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays.

o Changes in currency exchange rates will affect the value of the Fund's foreign holdings and hedging transactions in foreign currencies.

o The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

o International trade barriers or economic sanctions against foreign countries may adversely affect the Fund's foreign holdings.

DERIVATIVES

The Fund also may invest in derivatives including forward currency contracts, futures, swaps and options. Derivatives may allow the Fund to increase or decrease its level of risk exposure more efficiently than other types of instruments. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including:

o CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

o CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

o LEVERAGE RISK -- Leverage risk is the risk that relatively small market movements may result in large changes in the value of an investment. Investments that involve leverage can result in losses that greatly exceed the amount originally invested.

o LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

If you would like further information about the Fund, including how it invests, please see the SAI, which is available upon request.

MANAGEMENT OF THE FUND

ABOUT THE INVESTMENT ADVISER

Causeway Capital Management LLC, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser is responsible for making all investment decisions for the Fund. The Fund pays the Investment Adviser an annual management fee equal to [ ]% of the Fund's average daily net assets.

The Investment Adviser began operations as an investment adviser in June 2001. The Investment Adviser had approximately $[ ] billion in assets under management as of December 31, 2006. The Investment Adviser's address is 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025. The Investment Adviser also serves as investment adviser to the Causeway International Value Fund.

A discussion regarding the basis for the approval of the Fund's Investment Advisory Agreement with the Investment Adviser by the Board of Trustees will be contained in the Fund's Semi-Annual Report to Shareholders for the period ended March 31, 2007.

ABOUT THE PORTFOLIO MANAGERS

The Fund is managed by Arjun Jayaraman and Macduff Kuhnert. Their backgrounds are described below.

Arjun Jayaraman, PhD, CFA, is head of the quantitative research group at the Investment Adviser and is a co-portfolio manager of the Investment Adviser's international market neutral equity strategy. He has been a portfolio manager at the Investment Adviser since January 2006. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager on the non-U.S. large cap core equity portfolios and was the co-portfolio manager on the global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam's traditional non-U.S. strategies. From 1998-2000, Dr. Jayaraman worked as a quantitative analyst at Harborview Trading Associates.

Macduff Kuhnert, CFA, is a co-portfolio manager of the Investment Adviser's international market neutral equity strategy and performs quantitative research. He joined the Investment Adviser in July 2001. His responsibilities include product development, asset allocation, risk management, and the design and implementation of proprietary valuation models and other quantitative tools. From 1996 to July 2001, Mr. Kuhnert worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process.

The SAI, which is available upon request, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

INVESTING IN THE FUND

DESCRIPTION OF CLASSES

The Fund offers two classes of shares -- Investor Class and Institutional Class. Each share class has its own expense structure. Each share class represents an ownership interest in the same investment portfolio.

Investor Class shares are for retail investors who meet the account minimum and investors purchasing shares through financial intermediaries authorized to make Investor Class shares available. Institutional Class shares are for institutions and individuals who meet the account minimum and investors purchasing through financial intermediaries authorized to make Institutional Class shares available.

INVESTOR CLASS
o no upfront or deferred sales charge
o up to 0.25% shareholder services fee
o higher annual expenses
o $5,000 minimum initial investment
($4,000 for IRAs)

INSTITUTIONAL CLASS
o no upfront or deferred sales charge
o no shareholder services fee
o lower annual expenses
o $1 million minimum initial investment

The account minimums for Institutional and Investor Class shares are waived for employees of the Investment Adviser and trustees of the Fund and their families. The Fund's officers may, in their discretion, also waive or lower account minimums for customers of a financial intermediary or investment adviser if the aggregate investments of the customers of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future.

If you are the beneficial owner of one or more Investor Class accounts directly with the Fund that exceed $1 million in aggregate, you may request the Fund to convert your shares to Institutional Class shares.

HOW TO PURCHASE, SELL AND EXCHANGE FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

You may purchase shares directly by:
o Mail
o Telephone
o Wire
o Automated Clearing House ("ACH"), or
o Internet (www.causewayfunds.com).

To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-866-947-7000 or visit www.causewayfunds.com. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "Causeway Emerging Markets Fund" and mail to Causeway Emerging Markets Fund, P.O. Box 219085, Kansas City, MO 64121-7159. The Fund cannot accept third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks. If you intend to pay by wire or through ACH please call 1-866-947-7000 for further instructions.

Internet transactions via the Fund's website are available to existing shareholders. You may not make an initial purchase of the Fund's shares via the Internet. Visit www.causewayfunds.com and click on "My Account - Login" to view account information and perform subsequent purchases and redemptions. Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or Internet transactions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution. The Investment Adviser makes payments out of its own resources to brokers and financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, and annual asset-based charges of up to 0.15% of the average daily net asset value of shares of the Fund serviced by the institution.

The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask for a copy of your driver's license or other identifying documents. We will use these documents for the purpose of establishing and verifying your identity -- we will not be obligated to follow the terms of any of these documents. We may not accept your new account application if you do not provide the required identifying information.

We will attempt to collect any missing information by contacting you or your broker. If we are unable to obtain the information within a timeframe established in our sole discretion, we may not accept your new account application.


The price per share (the offering price) will be the net asset value per share ("NAV") next determined after we receive your purchase order in proper form including receipt of all identifying information required.

We will attempt to verify your identity in a timeframe established in our sole discretion. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. If you purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase). If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

HOW FUND SHARES ARE PRICED

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.

The Fund calculates its NAV once each Business Day as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For you to receive the current Business Day's NAV, the Fund or its authorized agent must receive your purchase order before the close of regular trading on the NYSE. The Fund will use the next trading day's price for a purchase or redemption order received after the close of regular trading on the NYSE.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

For instance, if trading in a security has halted or suspended, a security has de-listed from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market on which the security principally trades and before the time the Fund calculates NAV, the Fund's Fair Value Committee may determine the security's fair value. The Board of Trustees has delegated the responsibility of making fair value determinations to the Fund's Fair Value Committee in accordance with the Fund's Pricing and Valuation Procedures. The Board has approved the use of a third-party fair valuation service to provide the Fund with fair value prices for certain securities held by the Fund.

Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's NAV may change on days when you will not be able to purchase or redeem the Fund's shares. It is possible that market timers or "arbitrageurs" may attempt to buy or sell Fund shares to profit from price movements in foreign markets not yet reflected in the Fund's NAV. Such trades may have the effect of reducing the value of existing shareholders' investments. The intended effect of the Fund's use of fair value pricing is to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Investor Class shares of the Fund automatically through regular deductions from your account with a minimum of $100. You may begin regularly scheduled investments once a month. To participate in a Systematic Investment Plan, you need to have at least $5,000 in your Investor Class account.

HOW TO SELL FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-947-7000 or via the Internet at www.causewayfunds.com. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. If you would like to close your account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $5,000 in your Investor Class account, you may use the systematic withdrawal plan to arrange monthly, quarterly or yearly withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

SIGNATURE GUARANTEE

A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances including: (1) requests for redemptions in excess of

$50,000, (2) all requests to wire redemption proceeds to a bank other than the bank previously designated on the account application, and (3) redemption requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under certain conditions (including for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). The Fund may, but is not required to, also pay redemptions in kind at the request of a shareholder if doing so would not hurt the Fund. It is unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

REDEMPTION FEE

As noted in the Fund's "Fees and Expenses" section, the Investor Class and Institutional Class impose a 2.00% redemption fee on the original value of shares redeemed less than 90 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares redeemed through designated systematic withdrawal plans. The redemption fee does not apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, the Fund may redeem your shares. The Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the redemption of your shares. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission ("SEC") declares an emergency or for other reasons. More information about this is in the Fund's SAI.

HOW TO EXCHANGE FUND SHARES

Currently, you cannot exchange shares of the Fund for other funds.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. In addition, during times of intense activity, there may be delays in reaching the Fund.

SHAREHOLDER SERVICING FEES

The Fund has adopted a shareholder services plan for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries (including the Investment Adviser) a fee of up to 0.25% of average daily net assets for services provided to Investor Class shareholders of the Fund. Because these fees are paid out of the Fund's assets continuously, over time these fees will also increase the cost of an investment in Investor Class shares.

EXCESSIVE SHORT-TERM TRADING

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity. Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing." Excessive short-term trading activity can interfere with the efficient management of a fund, result in dilution of the value of shareholders' holdings and cause increased fund transaction costs. The Fund opposes excessive short-term trading and the Fund's Board of Trustees has adopted policies and procedures designed to deter such trading, which are described below.

The Fund has Pricing and Valuation Procedures, which have been approved by the Fund's Board of Trustees, and a Fair Value Committee for fair valuing the Fund's foreign securities. The Fund's Board has approved the use of a third-party fair valuation service to provide the Fund with fair value prices for certain securities held by the Fund. Fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities.

In addition, the Fund imposes a 2.00% redemption fee on the original value of shares redeemed less than 90 days after purchase. Additional information about the Fund's redemption fee can be found above under "Redemption Fee."

The Fund reserves the right to reject any purchase order, including orders deemed to be excessive short-term trading, if it determines that accepting the order would not be in the best interests of the Fund or its shareholders. The Fund will consider various factors in determining whether an investor has engaged in excessive short-term trading, including, but not limited to, the investor's historic trading patterns, the number of transactions, the time between transactions and the percentage of the investor's account involved in each transaction. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in excessive short-term trading.

Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in the Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders. If the Fund learns of suspicious activity that indicates potential excessive short-term trading, the Fund reserves the right to impose the redemption fee on omnibus accounts and to request that the intermediary reject future purchases from investors involved in the short-term trading. However, the Fund must rely on the cooperation of the intermediary to provide information on the trading activity of its customers and restrict or limit excessive short-term traders.

Although the Fund's redemption fee does not apply to financial intermediaries with omnibus accounts, the Fund seeks to obtain the agreement of such intermediaries to impose a redemption fee on their customers if feasible or to impose other appropriate restrictions on excessive short-term trading. Where a financial intermediary has agreed to impose a redemption fee, however, the Fund may agree to permit the intermediary not to apply the redemption fee on particular investors, on certain categories of investors or to transactions where the investor is in a mutual fund wrap or other advisory program that uses an asset allocation strategy that is not an excessive short-term trading strategy or where the fee should not apply for other appropriate reasons.

There can be no assurance that the Fund will successfully detect or prevent excessive short-term trading. Moreover, despite the existence of these policies and procedures, it is possible that excessive short-term trading may occur in the Fund without being identified, especially through financial intermediaries. While the Fund intends that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to enforce effectively the Fund's 2% redemption fee or other redemption fee or other restrictions on excessive short-term trading. The Fund will take reasonable steps to seek cooperation from any intermediary through which the Fund believes excessive short-term trading activity is taking place.

DIVIDENDS AND CAPITAL GAINS

The Fund earns income from its investments and distributes this income, less expenses, to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains, less any losses, to shareholders as capital gains distributions. The Fund will distribute any dividends and capital gains at least annually.

Dividends may be reinvested automatically in shares of the Fund at NAV or may be taken in cash. If your account is held directly with the Fund and you would like to receive dividends in cash, contact the Fund at 1-866-947-7000. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like.

TAX CONSEQUENCES

Dividends and capital gains distributions are subject to federal income tax, whether you receive them in cash or additional shares. The Fund anticipates that the majority of its dividend and capital gain distributions, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold. Short-term capital gains are taxable to you as ordinary income while long-term capital gains are taxable to you as capital gains. If you redeem Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to federal income tax. Capital gains are generally taxed at different rates than ordinary income dividends. In addition, dividends from the Fund may be subject to state and local income taxes.

If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will be "buying a dividend" but paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND UNDER ALL APPLICABLE TAX LAWS.

Financial Highlights

The Fund is new and does not have financial information to present. Once it has been in operation a full calendar year, financial highlights will be presented.

FUND
Causeway Emerging Markets Fund
c/o SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

INVESTMENT ADVISER
Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

TRANSFER AGENT
DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[         ]



DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center, 10th Floor
San Francisco, CA 94111

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus).

You may download these and other documents from www.causewayfunds.com. You may also request a free copy of any of these documents, request other information, or ask questions about the Fund by calling 1-866-947-7000 or writing the Fund at Causeway Emerging Markets Fund, c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456. Other information may also be obtained from your financial consultant or from financial intermediaries that sell shares of the Fund.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                 Subject to completion, dated November 16, 2006

                       STATEMENT OF ADDITIONAL INFORMATION

                         CAUSEWAY EMERGING MARKETS FUND

                   c/o SEI Investments Global Funds Services,
                    One Freedom Valley Drive, Oaks, PA 19456
                            Phone No. (866) 947-7000

                                ___________, 2007




         Causeway Emerging Markets Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is a diversified, open-end, management investment company that is organized as a Delaware statutory trust. In addition to the Fund, the Trust is comprised of one additional series, Causeway International Value Fund, which is described in a separate prospectus and statement of additional information. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies in emerging markets and other investments that are tied economically to emerging markets. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

                               -------------------

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated [ ], 2007 (the "Prospectus"). The Prospectus has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-866-947-7000 or your financial consultant or other financial intermediary, or by writing to the Fund at c/o SEI Investments Global Funds Services (the "Administrator"), One Freedom Valley Drive, Oaks, PA 19456. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

--------------------------------------------------------------------------------
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------

CCM-SX-001-0400

                                TABLE OF CONTENTS

TRUST HISTORY...............................................................4

INVESTMENT OBJECTIVE AND POLICIES...........................................4

   INVESTMENT RESTRICTIONS..................................................4
   REPURCHASE AGREEMENTS....................................................6
   DEBT SECURITIES..........................................................6
   U.S. GOVERNMENT SECURITIES...............................................6
   CORPORATE DEBT SECURITIES................................................7
   CONVERTIBLE SECURITIES...................................................7
   DERIVATIVE INSTRUMENTS...................................................8
   FUTURES AND OPTIONS......................................................8
   DEPOSITARY RECEIPTS.....................................................12
   EXCHANGE TRADED FUNDS...................................................12
   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.............................12
   FOREIGN INVESTMENT RISKS................................................14
   EMERGING MARKETS........................................................16
   SWAP AGREEMENTS.........................................................22
   ILLIQUID SECURITIES.....................................................23
   BORROWING...............................................................25
   WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.............................25
   SECURITIES LENDING......................................................25
   REAL ESTATE INVESTMENT TRUSTS...........................................26
   SHARES OF OTHER INVESTMENT COMPANIES....................................26
   LIMITED PARTNERSHIPS....................................................26
   CORPORATE LOANS.........................................................26
   INITIAL PUBLIC OFFERINGS................................................27
   TEMPORARY DEFENSIVE POSITION............................................27
   DISCLOSURE OF PORTFOLIO HOLDINGS........................................27

MANAGEMENT OF THE FUND.....................................................28

   ADVISORY ARRANGEMENTS...................................................33
   PORTFOLIO MANAGERS......................................................34
   ADMINISTRATION ARRANGEMENTS.............................................35
   DISTRIBUTION ARRANGEMENTS...............................................36
   SHAREHOLDER SERVICE ARRANGEMENTS........................................37
   CODE OF ETHICS..........................................................37
   PROXY VOTING POLICIES AND PROCEDURES....................................38

PURCHASE AND REDEMPTION OF SHARES..........................................39
   ISSUANCE OF FUND SHARES FOR SECURITIES..................................40
   REDEMPTION..............................................................40

   REDEMPTION IN KIND......................................................42
   REDEMPTION FEE..........................................................42

PRICING OF SHARES..........................................................42

   DETERMINATION OF NET ASSET VALUE........................................42

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................45

   TRANSACTIONS IN PORTFOLIO SECURITIES....................................45

SHAREHOLDER SERVICES.......................................................47

   INVESTMENT ACCOUNT......................................................47
   RETIREMENT AND EDUCATION SAVINGS PLANS..................................47
   AUTOMATIC DIVIDEND REINVESTMENT PLAN....................................48

DIVIDENDS AND TAX STATUS...................................................48

GENERAL INFORMATION........................................................52

   DESCRIPTION OF SHARES...................................................52
   TRUSTEE AND SHAREHOLDER LIABILITY.......................................52
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................53
   CUSTODIAN...............................................................53
   TRANSFER AGENT..........................................................53
   LEGAL COUNSEL...........................................................53
   REPORTS TO SHAREHOLDERS.................................................53
   SHAREHOLDER INQUIRIES...................................................54
   ADDITIONAL INFORMATION..................................................54
   FINANCIAL HIGHLIGHTS....................................................54
   Control Persons and Principal Holders of Securities.....................54

                                  TRUST HISTORY


         The Trust was organized on August 10, 2001 and is a Delaware statutory trust. The Trust is a diversified, open-end, management investment company currently consisting of two series - the Fund and Causeway International Value Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek long-term growth of capital. Reference is made to the discussion under "Fund Summary" and "Fund Details" in the Prospectus for information with respect to the Fund's investment objective and policies.

         Causeway Capital Management LLC (the "Investment Adviser") is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

         The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. Any restriction on the Fund's investments is determined when the investment is made, unless otherwise noted.

         Except as noted, the Fund may not:

         (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

         (2) issue senior securities, except as permitted under the 1940 Act;

         (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

         (4) underwrite securities issued by others except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in the disposition of the Fund's portfolio securities;

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

         (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

         (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

         In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval.

         (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

         (iv) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         (v) The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

         With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS

         A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

DEBT SECURITIES

         Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

U.S. GOVERNMENT SECURITIES

         U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

         The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

         The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria, if any, set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser's opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Convertible securities typically pay current income, as either interest (bond convertibles) or dividends (preferred stock). While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

         A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

         To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may invest in futures contracts, purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into forward contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may (but is not obligated to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may (but is not obligated to) also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent required, the Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements, futures and options which are not fully hedged or otherwise covered to avoid leveraging of the Fund.

FUTURES AND OPTIONS

         FUTURES. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Futures may be based on foreign indexes.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit (or pledge) "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

         Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

         PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. The Fund may write a put or call option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward foreign currency exchange contracts, as discussed below, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

         OVER-THE-COUNTER-OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         RISKS OF FUTURES AND OPTIONS. There are several risks associated with transactions in futures and options. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

DEPOSITARY RECEIPTS

         The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing similar arrangements. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets.

EXCHANGE TRADED FUNDS

         The Fund may also invest in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy. If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's returns could therefore be lower.

         For purposes of calculating the Fund's investment of at least 80% of total assets in emerging markets, investments in ETFs based on the MSCI Emerging Markets Index (the "MSCI EM Index") or other emerging markets indexes are considered emerging markets investments. For purposes of evaluating whether the Fund's investments are in at least 10 emerging markets or plus or minus 3 percentage points of the weight of a country in the MSCI EM Index, investments in ETFs based on single country indexes are considered investments in the underlying country, and investments in ETFs based on more than one underlying country are not considered investments in the specific underlying countries. For purposes of determining whether more than 10% of total Fund assets are invested in emerging markets not included in the MSCI EM Index, investments in ETFs will only be counted towards this 10% limit if all the underlying countries comprising the ETF are not included in the MSCI EM Index.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Fund may (but is not obligated to) use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

         The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believed may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund marks as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will be served.

         At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS

         FOREIGN MARKET RISK. Because the Fund invests in foreign securities, the Fund offers you more diversification than an investment only in the U.S. since prices of securities traded on foreign markets have often, though not always, moved out of correlation with prices in the U.S. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity than developed markets. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

         FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

         CURRENCY RISK AND EXCHANGE RISK. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

         GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

         CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES. The Fund generally holds the foreign securities in which it invests outside the U.S. in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

         Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

         Dividends and interest on, and proceeds from the sale of, foreign securities the Fund holds may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

EMERGING MARKETS

         The Fund's investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund will invest in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

         In addition to the risks discussed above, there are special risks associated with the Fund's investments in certain countries and regions, including, but not limited to, the following:

SOUTH KOREA. Investing in South Korean securities has special risks, including political, economic and social instability, including the potential for increasing militarization in North Korea. Military action or the risk of military action by North Korea, which might involve nuclear weapons, could have a materially adverse effect on South Korea and on the ability of the Fund to meet its investment objective. The sale of portfolio securities by the Korean Securities Market Stabilization Fund, a fund established to stabilize the South Korean securities markets, or by other large South Korean institutional investors, may adversely impact the market value of securities in the Fund's portfolio. The market capitalization and trading volume of issuers in South Korean securities markets is heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Fund. There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the South Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund's investments from declining over time.

The South Korean government has historically imposed significant restrictions and controls for foreign investors. As a result, the Fund may be limited in its investments or precluded from investing in certain South Korean companies, which may adversely affect the performance of the Fund. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange ("KSE"). From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in South Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Fund, if it purchases such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be adversely affected by changes in regulations or otherwise.

TAIWAN. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund's investments in either China or Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund's investments in both countries, and in other countries in the region.

Taiwan's growth has to a significant degree been export-driven. While the percentage of Taiwan's exports purchased by the U.S. has been declining recently, the U.S. has remained a key export market. Accordingly, Taiwan is affected by changes in the economics of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines in the future, the burden of future growth will increasingly be placed on domestic demand.

The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of Taiwan's crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on Taiwan's economy.

CHINA. Beginning in 1978, the Chinese government initiated a program of economic and market reforms. Social unrest, arising from increasing income inequality, environmental degradation and disruption of traditional ways of life, could undermine support for these reforms, which could be altered or discontinued at any time. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China's long-running conflict with Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China's economic health dependent on exports. China's growing trade surplus with the U.S. has increased the risk of trade disputes and of currency revaluation, which could potentially have adverse effects on some export-dependent sectors.

The Fund may hold securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. The Fund's exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

Investors should know that China's securities markets have less regulation, are substantially smaller, less liquid and more volatile than the securities markets of more developed countries, and hence are more susceptible to manipulation, insider trading, and other market abuses. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, is developing and many laws and regulations are relatively new and published court decisions based on these laws are limited and non-binding. Thus, the rights of minority shareholders in Chinese issuers are not as well protected as they are in developed markets.

RUSSIA. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. Because of these developments and other factors, the current government regime has become increasingly authoritarian, especially in its dealings with successful Russian companies. In this environment, there is always the risk that the nation's government will abandon elements of a market economy and replace them with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose significant risks, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. There is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud or negligence. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty's failure to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations because of theft or other reasons.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers' ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

LATIN AMERICA. As an emerging market, Latin America, including Brazil and Mexico, has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent years, countries including Brazil and Venezuela have elected leftist governments, reflecting popular dissatisfaction with market reforms. Many Latin American countries, including Mexico, have significant leftist opposition movements. While some Latin American governments have made gains in deregulation, privatization of state-owned companies and relaxation of trade restrictions, continuing free-market economic reforms are uncertain, and leftist unrest could result in significant disruption in securities markets in the region.

Argentina's recent currency devaluation and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America's long history of foreign debt and default. Almost all of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayments, which could negatively affect their stock markets.

INDIA. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, "Foreign Institutional Investors" ("FIIs") may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the "Guidelines"). Although the Trust will apply to be a registered FII, it must still seek renewal of this status every five years, which renewal cannot be guaranteed. FIIs are required to observe certain investment restrictions. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company's approval. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

The value of the Fund's assets may be adversely affected by political, economic, social and religious factors, changes in the laws or regulations of India and the status of India's relations with other countries. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy leaving a legacy of burdensome regulation, and the number of public sector enterprises in the country is substantial. Accordingly, government actions in the future could have a significant effect on the economy, and certain of the Fund's investments in India.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. The consequences of hostilities would be accentuated by India's and Pakistan's development of nuclear weapons. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund's investments.

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act of 1999 and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

There are many recognized stock exchanges in India, including the Over the Counter Exchange of India. The Stock Exchange, Mumbai and the National Stock Exchange of India Limited have nationwide trading terminals and, taken together, are the principal Indian stock exchanges in terms of the number of listed companies, market capitalization and trading volume. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the U.S. The relatively small market capitalizations of, and trading values on, the principal stock exchanges may cause the Fund's investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund's investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time that it desires.

Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limits on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. Recently, there have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Fund may invest.

SWAP AGREEMENTS

         The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The Fund will not speculate with swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount", i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

         The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the U.S.) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, Rule 144A securities are generally not deemed illiquid if they are freely tradable in their primary market offshore. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

         The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased. Borrowing can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates. The price that the Fund is obligated to pay on the settlement day may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

         When-issued securities and delayed-delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

SECURITIES LENDING

         The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Investment Adviser to be in good standing and when, in the Investment Adviser's judgment, the income earned would justify the risks.

         Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

REAL ESTATE INVESTMENT TRUSTS

         The Fund may invest in securities of foreign issuers with a similar structure to U.S. real estate investment trusts or "REITs." Unlike corporations, REITs do not have to pay federal income tax if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

         The Fund can invest in securities of other investment companies except to the extent prohibited by law. The Fund's investments in other investment companies may include investment in ETFs if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

         The Fund can invest in limited partnership interests. Limited partnership interests may be less liquid than other forms of equity securities in which the Fund invests and may not be as widely traded, which may make it difficult for the Fund to sell such interests at the time or price desired.

CORPORATE LOANS

         The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for broader groups of lenders, generally referred to as "syndicates." A syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If an agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the

Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

INITIAL PUBLIC OFFERINGS

         The Fund may purchase securities in initial public offerings. Securities purchased in initial public offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

TEMPORARY DEFENSIVE POSITION

         When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes, cash and repurchase agreements. Under such circumstances, the Fund would not be pursuing its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

         Pursuant to applicable law, the Fund publicly discloses its complete portfolio holdings quarterly within 60 days of the end of each calendar quarter. The Fund discloses a complete list of its holdings in its semi-annual and annual reports, which are distributed to shareholders, and in publicly available quarterly holding reports on Forms N-Q and N-CSR, which are filed with the SEC and available, free of charge, on the SEC's EDGAR database at www.sec.gov. The Fund also discloses its top ten holdings by weight (amount of holding divided by net assets) as of the end of each calendar quarter on the Fund's website, www.causewayfunds.com, and in sales materials.

         Occasionally, certain third parties -- including the Fund's service providers, independent rating and ranking organizations, intermediaries that distribute the Fund's shares, institutional investors and others -- request information about the Fund's portfolio holdings. The Board of Trustees has approved a policy and procedures for the protection of nonpublic information, which includes a policy and procedures relating to disclosure of the Fund's portfolio holdings. The Fund's policy is to disclose portfolio holdings to third parties only where the Fund believes there is a legitimate business purpose for the information and the recipient will not use the information to engage in excessive short-term trading of Fund shares or otherwise trade on the nonpublic information.

         The Fund may provide at any time portfolio holdings information to its service providers, such as the Administrator, Custodian, Investment Adviser, pricing services, independent registered public accountants, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. The Fund, through its Administrator, discloses holdings and other related portfolio information to independent rating and ranking organizations, typically on the 15th business day after the end of each quarter. The Fund discloses quarterly portfolio holdings to certain consultants, investment advisory firms, and mutual fund wrap programs which have requested them, typically on the 15th business day after quarter-end for due diligence purposes. The Fund discloses top ten holdings by weight, the five largest performance contributors and detractors and the five largest purchases and sales to advisers of investors in the Fund typically by the fifth business day after month-end. The Fund also sends quarterly reports to investors who have requested them containing the Fund's holdings generally by the third week after quarter-end.

         Subject to the policies and procedures approved by the Board of Trustees, the executive officers of the Fund authorize disclosure of the Fund's portfolio holdings. Neither the Fund nor any service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

         In addition to the foregoing, the Investment Adviser has policies and procedures designed to safeguard confidential information, including policies and procedures prohibiting the Investment Adviser's employees from communicating to third parties any material nonpublic information relating to the Fund's portfolio holdings. The Investment Adviser's policies and procedures, in addition to the Fund's policies and procedures relating to the disclosure of the Fund's portfolio holdings, are designed to reduce potential conflicts of interest between Fund shareholders and the Investment Adviser.


                             MANAGEMENT OF THE FUND

         The Trustees oversee the actions of the Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.

         The Board has an Audit Committee and a Nominating Committee. Both are comprised of all of the Trustees of the Trust who are not interested persons of the Trust as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). The purposes of the Audit Committee are: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (v) to act as liaison between the Fund's independent auditors and the full Board. The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees, as needed. The Nominating Committee does not have procedures by which shareholders may recommend nominees to the Fund's Board of Trustees. During the fiscal year ended September 30, 2006, the Audit Committee held four meetings and the Nominating Committee did not meet.

         The Trustees and officers of the Trust are:

                                                                                               Number
                                                                                                 of
                                                                                             Portfolios
                                                                                               in the
                                          Term of                                               Trust         Other
                                         Office and                                            Complex      Director-
                        Position(s)       Length of                                           Overseen        ships
   Name, Address,      Held with the        Time            Principal Occupation(s)              by          Held by
  Date of Birth(1)         Trust          Served(2)           During Past 5 Years             Trustee(3)    Trustee(4)
------------------------------------------------------------------------------------------------------------------------


INDEPENDENT
TRUSTEES
Peter G. Allen           Trustee          Since 2/04      President, Haven Partners               2            None
DOB: 7/20/58                                              (private equity and financial
                                                          advisory firm)(1998-present);
                                                          Chairman and Chief Executive
                                                          Officer, ForMyCause.com
                                                          (internet company) (2000);
                                                          Managing Director, Credit
                                                          Suisse First Boston (investment
                                                          banking firm) (1999).

John A. G. Gavin         Trustee;        Trustee since    Chairman, Gamma Holdings                2
DOB: 4/8/31           Chairman of the        9/01;        (international consulting and                     Director/
                          Board            Chairman       investment holding company)                       Trustee,
                                          since 10/04     (since 1968); Senior Counselor,                   TCW Galileo
                                                          Hicks Transamerica Partners                       Funds, Inc.,
                                                          (private equity investment firm)                  TCW
                                                          (2001 - present); Partner and                     Convertible
                                                          Managing Director, Hicks,                         Securities
                                                          Muse, Tate & Furst (1994 -                        Fund, Inc.,
                                                          2001); U.S. Ambassador to                         Hotchkis and
                                                          Mexico (1981 - 1986).                             Wiley Funds
                                                                                                            and Claxson,
                                                                                                            S.A.

Eric H. Sussman          Trustee;        Trustee since    Tenured Lecturer, Anderson              2         Trustee,
DOB: 6/11/66            Chairman of       9/01; Audit     Graduate School of                                Presidio Funds
                         the Audit         Chairman       Management, University of
                         Committee        since 10/04     California, Los Angeles (since
                                                          1995); President, Amber
                                                          Capital, Inc. (real estate
                                                          investment and financial
                                                          planning firm) (since 1993).

OFFICERS
Turner Swan             President and     Since 8/01      General Counsel and Member of          N/A            N/A
11111 Santa Monica        Secretary                       the Investment Adviser (since
Blvd., Suite 1500,                                        2001); Attorney, Hotchkis and
Los Angeles, CA                                           Wiley division of Merrill Lynch
90025                                                     Investment Managers, L.P.
DOB: 12/16/61                                             ("MLIM") (1997 - 2001).

                                                                                               Number
                                                                                                 of
                                                                                             Portfolios
                                                                                               in the
                                          Term of                                              Trust          Other
                                         Office and                                            Complex      Director-
                          Position(s)     Length of                                           Overseen        ships
   Name, Address,       Held with the       Time            Principal Occupation(s)              by          Held by
  Date of Birth(1)          Trust         Served(2)           During Past 5 Years             Trustee(3)    Trustee(4)
------------------------------------------------------------------------------------------------------------------------
Gracie V.                   Chief        CCO (since       Chief Compliance Officer of the
Fermelia                  Compliance    7/05); Asst.      Investment Adviser (since July
11111 Santa              Officer and    Sect. (since      2005); Chief Operating Officer
Monica Blvd.,             Assistant         8/01)         and Member of the Investment
Suite 1500,               Secretary                       Adviser (since 2001); Business
Los Angeles, CA                                           Manager, International
90025                                                     Department, Hotchkis and Wiley
DOB: 10/11/61                                             division of MLIM (1998 - 2001).



Michael Lawson            Treasurer      Since 7/05       Director of the Administrator's        N/A            N/A
One Freedom                                               Fund Accounting department
Valley Drive                                              (since July 2005); Manager in the
Oaks, PA  19456                                           Administrator's Fund Accounting
DOB:10/8/60                                               department (November 1998 -
                                                          July 2005).

                                                                                               Number
                                                                                                 of
                                                                                             Portfolios
                                                                                               in the
                                          Term of                                              Trust          Other
                                         Office and                                            Complex      Director-
                          Position(s)     Length of                                           Overseen        ships
   Name, Address,       Held with the       Time            Principal Occupation(s)              by          Held by
  Date of Birth(1)          Trust         Served(2)           During Past 5 Years             Trustee(3)    Trustee(4)
------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto       Vice President    Since 9/01       Vice President and Assistant           N/A            N/A
One Freedom            and Assistant                      Secretary of the Administrator
Valley Drive           Secretary                          (since December 1999).
Oaks, PA  19456
DOB: 3/28/68

James Ndiaye           Vice President    Since 10/04      Vice President and Assistant           N/A            N/A
One Freedom            and Assistant                      Secretary of the Administrator
Valley Drive           Secretary                          (since October 2004); General
Oaks, PA  19456                                           Counsel, Citco Mutual Fund
DOB: 9/11/68                                              Services (2003-2004); Vice
                                                          President and Associate Counsel,
                                                          OppenheimerFunds (2001-2003);
                                                          Vice President and Assistant
                                                          Counsel, OppenheimerFunds
                                                          (1997-2001).

Michael Pang           Vice President    Since 7/05       Attorney of the Administrator          N/A           N/A
One Freedom            and Assistant                      (since 2005); Counsel,
Valley Drive           Secretary                          Caledonian Bank & Trust Mutual
Oaks, PA  19456                                           Fund Group(2004); Counsel,
DOB: 7/8/72                                               Permal Asset Management
                                                          (2001-2004); Associate, Schulte
                                                          Roth & Zabel (Investment
                                                          Management Group) (2000-
                                                          2001).

Sofia Rosala           Vice President    Since 7/05       Corporate Counsel of the               N/A           N/A
One Freedom            and Assistant                      Administrator (since 2004);
Valley Drive           Secretary                          Compliance Officer, SEI
Oaks, PA  19456                                           Investments Company (2001-
DOB: 2/1/74                                               2004); Account and Product
                                                          Consultant, SEI Private Trust
                                                          Company (1998-2001).


(1) Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee shall hold office during the lifetime of the Trust until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office at the pleasure of the Board of Trustees until he or she sooner resigns in accordance with the Trust's Bylaws.

(3) The "Trust Complex" consists of all registered investment companies for which the Investment Adviser serves as investment adviser. As of the date hereof, the Trust Complex consists of two investment companies--the Fund and Causeway International Value Fund.

(4) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


         During the fiscal year ended September 30, 2006, fees paid to the Independent Trustees for their services as Trustees aggregated $[_______]. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended September 30, 2006:

NAME OF                         AGGREGATE       PENSION OR     ESTIMATED ANNUAL         TOTAL COMPENSATION
TRUSTEE                       COMPENSATION      RETIREMENT       BENEFITS UPON               FROM FUND
                                FROM FUND    BENEFITS ACCRUED     RETIREMENT             COMPLEX* PAID TO
                                              AS PART OF FUND                                TRUSTEES
______                           ______          EXPENSES           ______                    ______
Peter G. Allen                     $0              None              None                     $[____]
John A.G. Gavin                    $0              None              None                     $[____]
Eric H. Sussman                    $0              None              None                     $[____]

The "Fund Complex" consists of two investment companies--the Fund and Causeway International Value Fund. The Fund was not in existence during the fiscal year ended September 30, 2006.

         The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser, if any.

         The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2006 (the Fund did not exist at such date):

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED
                                                                         INVESTMENT COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                      SECURITIES IN THE FUND                        COMPANIES*

   NAME OF TRUSTEE

   Peter G. Allen                              None                                   [____]

   John A. G. Gavin                            None                               over $100,000

   Eric H. Sussman                             None                               over $100,000

* As of the date hereof, the Trust's Family of Investment Companies consists of two investment companies--the Fund and Causeway International Value Fund.

         As of December 31, 2006, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

         The Trustees receive fees and are reimbursed for expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of the Administrator and/or SEI Investments Distribution Co. (the "Distributor") receives any compensation directly from the Trust for serving as an officer. The Administrator and/or the Distributor receive administration, fund accounting and fund servicing fees from the Fund. See "Advisory Arrangements", "Administration Arrangements" and "Distribution Arrangements" below.

         The following table lists the officers of the Trust who hold positions with affiliated persons or the principal underwriter of the Trust:

NAME                           POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
Turner Swan                    Investment Adviser, General Counsel and Member
Gracie V. Fermelia             Investment Adviser, Chief Operating Officer, Chief Compliance Officer and
                               Member

ADVISORY ARRANGEMENTS

         INVESTMENT ADVISORY SERVICES AND FEE. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and continuously reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser provides all office space, facilities, equipment and necessary personnel for management of the Fund.

         The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of [ ]% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. Pursuant to an expense limit agreement, dated [ ], 2007, the Investment Adviser has agreed to limit the Fund's expenses to the annual rate of [ ]% and [ ]% of average daily net assets of Institutional Class and Investor Class shares, respectively, until [September 30, 2007]. Because the Fund has not commenced operations, as of the date hereof it has not paid any advisory fees to the Investment Adviser.

         PAYMENT OF FUND EXPENSES. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         ORGANIZATION OF THE INVESTMENT ADVISER. The Investment Adviser is a Delaware limited liability company. Sarah H. Ketterer and Harry W. Hartford, Chief Executive Officer and President of the Investment Adviser, respectively, control the Investment Adviser through their offices and their ownership of voting securities.

         DURATION AND TERMINATION. Unless earlier terminated as described below, the Advisory Agreement will remain in effect through [September 20, 2008] and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

         The following table discloses information concerning other accounts managed by the Fund's portfolio managers as of September 30, 2006 (except where otherwise indicated):

-------------------- --------------------------------------------------- ----------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY
                                  AND ASSETS BY ACCOUNT TYPE                           FEE IS PERFORMANCE-BASED
-------------------- ------------------ ----------------- -------------- ---------------- ------------------ ----------------
                        REGISTERED        OTHER POOLED                     REGISTERED       OTHER POOLED
NAME OF                 INVESTMENT         INVESTMENT                      INVESTMENT        INVESTMENT
PORTFOLIO MANAGER       COMPANIES          VEHICLES       OTHER ACCOUNTS   COMPANIES          VEHICLES        OTHER ACCOUNTS
-----------------       ---------          --------       --------------   ---------          --------        --------------
-------------------- ------------------ ----------------- -------------- ---------------- ------------------ ----------------
Arjun Jayaraman              0                 0             [2 ($___)]         0                 0          1 ($21 million)
-------------------- ------------------ ----------------- -------------- ---------------- ------------------ ----------------
Macduff Kuhnert              0                 0             [6 ($___)]                                      1 ($21 million)
-------------------- ------------------ ----------------- -------------- ---------------- ------------------ ----------------

         The portfolio managers at the Investment Adviser who manage the Fund also manage a single client account in an international market neutral equity strategy (the "Other Account"). This strategy is a quantitative, market neutral investment strategy that is different from the quantitative strategy used to manage the Fund. The portfolio managers may purchase and sell securities for the Fund that they may also recommend to the Other Account or trade in their personal accounts. The portfolio managers will also give advice or take action with respect to the Other Account that differs from the advice given the Fund. The market neutral strategy employs significant leverage, includes investments in long and short positions in stocks, and may invest in long or short positions in stocks held long by the Fund. It is the Investment Adviser's policy, however, that it will not take short positions in securities that, at the time of the intended short sale, are held long by the Fund or other clients of the Investment Adviser. The Other Account pays management fees of 1% per annum plus a 20% annual performance-based fee, and the portfolio managers receive incentive compensation based on the performance of the Other Account.

         Actual or potential conflicts of interest may arise from the Fund portfolio managers' management responsibilities with respect to the Other Account. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. The Investment Adviser has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information, as well as a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of the Investment Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION

         Messrs. Jayaraman and Kuhnert receive salary and incentive compensation and Mr. Kuhnert receives distributions of firm profits based on his minority ownership interest. Salary and incentive compensation are determined by the firm's Operating Committee, weighing a variety of objective and subjective factors. No specific formula is used and, except with respect to the Other Account, salary and incentive compensation are not based on the specific performance of the Fund or any single client account managed by the Investment Adviser. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution. Regarding the Other Account, which charges a 20% annual performance-based fee, the portfolio managers receive incentive compensation equal to a portion of the performance fee paid by the Other Account.

OWNERSHIP OF SECURITIES

         Because the Fund has not commenced operations, as of the date hereof the portfolio managers do not own any equity securities in the Fund.

ADMINISTRATION ARRANGEMENTS

         The Administrator is a Delaware statutory trust and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: [The Advisors' Inner Circle Fund, Alpha Select Funds, The Advisors' Inner Circle Fund II, Armada Funds, Bishop Street Funds, CNI Charter Funds, First Focus Funds, HighMark Funds, Johnson Family Funds, The Nevis Fund, Inc., Oak Associates Funds, The Old Mutual Funds, Inc., Old Mutual Insurance Series Fund, Inc., Schroder Series Trust, Schroder Capital Funds, Schroder Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Turner Funds and The Japan Funds.]

         The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, as amended effective January 1, 2006, the Administrator provides the Fund with administrative services, including portfolio accounting, regulatory reporting and all necessary office space, equipment, personnel and facilities for such services. For these administrative services, the Fund pays the Administrator the following annual fees, calculated based on the aggregate average daily net assets of the Fund: 0.06% of the assets up to but not exceeding $1 billion; 0.05% of the assets exceeding $1 billion but not exceeding $2 billion; 0.04% of the assets exceeding $2 billion but not exceeding $3 billion; 0.03% of the assets exceeding $3 billion but not exceeding $4 billion; and 0.02% of the assets exceeding $4 billion. The Administrator's fee is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence as of the date of the Administration Agreement. Because the Fund has not commenced operations, as of the date hereof it has not paid any fees to the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement remains in effect through October 31, 2009 and, thereafter, for successive periods of one year unless terminated by either party on not less than 90 days' prior written notice to the other party.

DISTRIBUTION ARRANGEMENTS

         The Distributor, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor does not receive compensation for distribution of shares of the Fund.

         Unless earlier terminated as described below, the Distribution Agreement will remain in effect through September 20, 2007 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the

Trust upon not more than 60 days' written notice by either party, or upon assignment by the Distributor.

SHAREHOLDER SERVICE ARRANGEMENTS

         The Trust has adopted a Shareholder Service Plan and Agreement for the Investor Class shares (the "Service Plan") pursuant to which the Distributor is authorized to pay compensation to financial institutions (each a "Service Provider") that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund (through the Distributor) at a maximum annual rate of up to 0.25% of the average daily net asset value of shares of the Fund serviced by the Service Provider. The Distributor may waive its fees under the Service Plan at any time.

         As authorized by the Service Plan, the Distributor may enter into a Shareholder Service Provider Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services to their customers who own shares of the Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to shares beneficially owned by shareholders; (x) processing dividend payments from the Fund on behalf of shareholders; and (xi) providing such other similar services as the Fund may reasonably request to the extent that the Service Provider is permitted to do so under applicable laws or regulations.

                  In addition to the Distributor's payments under the Service Plan, the Investment Adviser may make payments out of its own resources to Service Providers for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, and annual asset-based charges of up to 0.15% of the average daily net asset value of shares of the Fund serviced by the Service Provider.

CODE OF ETHICS

         The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of the officers, Trustees and employees of the Investment Adviser with access to investment information ("access persons") and, as described below, imposes additional restrictions on Fund investment personnel.

         The Code of Ethics requires that access persons who are employees of the Investment Adviser preclear personal securities investments, with limited exceptions, such as mutual funds (excluding funds advised by the Investment Adviser), high-quality short-term securities and direct obligations of the U.S. government. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. No access person may purchase or sell any security that at the time is being purchased or sold, or to the knowledge of the access person is being considered for purchase or sale, by the Fund. Further, investment personnel are restricted from investing in securities which the Fund is trading, and are prohibited from profiting on short-term trading in securities. All employees are prohibited from trading in a security while in possession of material nonpublic information and from engaging in transactions intended to manipulate the market.

PROXY VOTING POLICIES AND PROCEDURES

         The Investment Adviser votes the proxies of companies owned by the Fund. The Investment Adviser votes proxies solely in the best interests of the Fund and its shareholders in accordance with its Proxy Voting Policies and Procedures. The Investment Adviser votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. The Investment Adviser recognizes that a company's management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management's positions. Under its guidelines, the Investment Adviser generally votes FOR distributions of income, appointment of auditors, director compensation (unless excessive), management's slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. The Investment Adviser generally votes WITH MANAGEMENT on social issues because it believes management is responsible for handling them. The Investment Adviser generally votes AGAINST anti-takeover mechanisms and attempts to classify boards of directors or eliminate cumulative voting. The Investment Adviser votes other matters -- including equity-based compensation plans -- on a CASE-BY-CASE basis.

         The Investment Adviser's interests may conflict with the interests of the Fund on certain proxy votes where the Investment Adviser might have a significant business or personal relationship with the company or its officers. The Investment Adviser's Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, the Investment Adviser may obtain instructions or consent from the Trustees on voting or will vote in accordance with a "for" or "against" or "with management" guideline if one applies. If no such guideline applies, the

Investment Adviser will follow the recommendation of a third party service provider unaffiliated with the Investment Adviser, such as Institutional Shareholder Services.

         Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Investment Adviser's ability to vote. As a result, the Fund's non-U.S. proxies will be voted on a best efforts basis only. In addition, the Investment Adviser will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the Fund's custodian in sufficient time to cast the vote. This is only a summary of the Investment Adviser's Proxy Voting Policies and Procedures.

         Information regarding how the Fund voted proxies of companies owned by the Fund during the most recent 12-month period ended June 30 will be available
(1) without charge, upon request, by calling 1-866-947-7000 and (2) on the Commission's website at HTTP://WWW.SEC.GOV.

                        PURCHASE AND REDEMPTION OF SHARES

         Reference is made to "Investing in the Fund -- How to Purchase, Sell and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

         The Fund issues two classes of shares: Investor Class and Institutional Class. Each Investor Class and Institutional Class share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Investor Class shares bear the expenses of ongoing shareholder service fees. The shareholder service fees that are imposed on Investor Class shares are imposed directly against Investor Class shares and not against all assets of the Fund, and, accordingly such charges do not affect the net asset value of Institutional Class shares. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that shareholder service fees in relation to Investor Class shares are borne exclusively by that class.

         The Fund offers its shares at a public offering price equal to the next determined net asset value per share. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase or redemption order by DST Systems Inc., P.O. Box 219085, Kansas City, Missouri 64121-7159 (the "Transfer Agent"). Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange ("NYSE") is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Commission by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

         The Fund may participate in fund shareholder services or "supermarket" arrangements. In such arrangements a program is made available by a broker or other financial intermediary (a "sponsor") that allows investors to purchase and redeem shares of the Fund through the sponsor. In connection with these arrangements, the Fund will authorize the sponsor to accept on its behalf purchase and redemption orders. In turn, the sponsor is authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized sponsor or, if applicable, a sponsor's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized sponsor or the sponsor's authorized designee. In addition, a sponsor or its designee may charge transaction fees on the purchase or sale of Fund shares.

         Purchase orders received prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), which includes orders received after the determination of net asset value on the previous day, will receive the current business day's net asset value. Purchase orders received after the close of regular trading on the NYSE will be processed using the next trading day's price.

ISSUANCE OF FUND SHARES FOR SECURITIES

         Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid, and (c) have a value that is readily ascertainable via listing on or trading in a recognized U.S. or international exchange or market.

REDEMPTION

         A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the address of record on the Transfer Agent's register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of

Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

         A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at (866) 947-7000. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the shareholder's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

         Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

         Shareholders may experience difficulty in conducting telephonic redemptions during times of drastic economic or market changes. In the event shareholders are unable to redeem shares via telephone, they should try other available methods of redemption, such as mail.

         As discussed in the Prospectus, a shareholder may also redeem shares via the Fund's website at www.causewayfunds.com. The Fund will take certain precautions to protect your account from fraud, including requiring authorized users to provide proper identifying information and passwords. However, notwithstanding these precautions, this account feature involves a risk of loss from unauthorized or fraudulent transactions. From time to time, access to your account information on the Internet may not be available due to, among other things, high levels of shareholder activity and routine maintenance of the website. Further, the Fund may temporarily suspend Internet transactions at any time.

         For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 5 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

         Selected securities dealers and other financial intermediaries have the responsibility of submitting repurchase requests to the Fund prior to the close of regular trading on the NYSE in order to obtain that day's closing price. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.

REDEMPTION IN KIND

         If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

REDEMPTION FEE

         The Fund imposes a 2.00% redemption fee on the original value of shares redeemed less than 90 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), or shares redeemed through designated systematic withdrawal plans. The redemption fee will not apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose a redemption fee on their customers if feasible or to impose other appropriate restrictions on excessive short-term trading. Where a financial intermediary has agreed to impose a redemption fee, however, the Fund may agree to permit the intermediary not to apply the redemption fee on particular investors, on certain categories of investors or to transactions where the investor is in a mutual fund wrap or other advisory program that is an asset allocation strategy that is not an excessive short-term trading strategy or where the fee should not apply for other appropriate reasons.

         In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the original price of the shares as of the date of acquisition.

                                PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

         The purchase and redemption price of shares is the net asset value ("NAV") of each share. The Fund's securities are valued by the Fund's Administrator pursuant to valuations provided by independent pricing services (generally, last reported sale prices).

Fund securities listed on a securities exchange (except NASDAQ) for which market quotations are available are valued at the last reported sale price on each Business Day (defined as days on which the NYSE is open for business) or, if there is no such reported sale, at the last reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on a foreign exchange are valued at the last quoted sale price and translated into U.S. dollars at the currency exchange rate quoted at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing services rely primarily on prices of actual market transactions and trader quotations. The pricing services may also use matrix systems to determine valuations for fixed income securities. These systems consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

         If there is no readily ascertainable market value for a security or the Fund thinks a market price is unreliable, the Fund's Fair Value Committee will make a good faith determination of the "fair value" of the security under policies and procedures adopted by the Board of Trustees. The Board of Trustees has approved the use of a third-party fair valuation vendor for equity securities that are traded primarily on non-U.S. exchanges. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Trust will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds established by the Trust's Fair Value Committee. The vendor may not be able to provide fair values for certain securities in emerging markets.

         The Fund will own securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares. It is possible that market timers or "arbitrageurs" may buy or sell Fund shares in short-term trades to seek to profit from predicted price movements in foreign markets not yet reflected in the Fund's NAV. Such trades may adversely affect existing shareholders.

         Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security determined by this method is higher or lower than the price the Fund would receive if it sold the security.

         NAV of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Distributor, are accrued daily.

         The per share NAV of Investor Class shares generally will be lower than the per share NAV of Institutional Class shares, reflecting the daily expense accruals of the shareholder services fees applicable to Investor Class shares. It is expected, however, that the per share NAV of the two classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

         Portfolio securities, including ETFs, ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last sale price or, lacking any sales, at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

         Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's NAV.

         Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is normally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

         Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Trust's policy is that the Investment Adviser shall seek to obtain the best available price in the best available market so that the Trust's total cost or proceeds is the most favorable under the circumstances, taking into account the size and nature of an order, the difficulty of execution and the full range and quality of a broker-dealer's services, including among other things:

     o   Execution capability,
     o   Research services,
     o   Responsiveness,
     o   Level of commission rates charged,
     o   Ability to negotiate commissions,
     o   Ability to obtain volume discounts,
     o   Financial soundness,
     o   Back office processing capabilities, and
     o   Participation in client commission recapture programs.

         The Investment Adviser is not required to adhere to any rigid formulas in selecting broker-dealers, but will weigh a combination of the preceding criteria. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for the Fund and the Investment Adviser's other clients. The Investment Adviser's traders monitor prices by comparing fills to the stock's volume-weighted average price ("VWAP") for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate research rankings to the Trading Desk. Portfolio managers and traders receive monthly and annual reports listing brokers and commissions by country, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. The Investment Adviser uses Abel/Noser Corp., a third party service provider, to assist the firm in assessing best execution.

         The Investment Adviser may consider proprietary or third party research services provided by broker-dealers as a factor in their selection. The Investment Adviser may effect securities transactions that cause the Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser's overall responsibilities to the Fund and other accounts for which it exercises investment discretion.

         To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts and corporate management personnel. Research services furnished by broker-dealers may be used in servicing all the Investment Adviser's accounts and not all such services may be used in connection with the Fund or any other particular account of the Investment Adviser which paid commissions to the broker-dealer providing such services.

         The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the U.S. generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

         Foreign equity securities may be held by the Fund in the form of ETFs, ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ETFs, ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs and ETFs, like other securities traded in the U.S., will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Fund's portfolio strategies.

         The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transaction is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, the Fund will not deal with affiliated persons in connection with such transactions. See "Investment Objective and Policies -- Investment Restrictions."

         Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser when one or more clients of the Investment Adviser are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Because the Fund has not commenced operations, as of the date hereof it has not paid any brokerage commissions.


                              SHAREHOLDER SERVICES

         The fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling 1-866-947-7000, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

         Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

RETIREMENT AND EDUCATION SAVINGS PLANS

         The minimum initial purchase to establish retirement and education savings plan accounts is $4,000. Dividends received in retirement plans are exempt from federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and Coverdell Educational Savings Accounts. Investors considering participation in any retirement or savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

         Shareholders may, at any time, by written notice to their selected securities dealer, or other financial intermediary if their account is maintained with an intermediary, or by written notice or telephone call to the Transfer Agent (tel: (866) 947-7000), if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or net capital gains paid on shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, if a dividend on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such dividend in cash, but it will automatically be reinvested in additional Fund shares). These instructions will take effect ten days after the receipt by the Transfer Agent of such notice. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

                            DIVIDENDS AND TAX STATUS

         The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification for that treatment exempts the Fund (but not its shareholders) from paying federal income tax on income and capital gains it distributes to its shareholders, and permits distributions of net capital gain (I.E., the excess of net long-term capital gain over net long-term capital loss) to be treated as long-term capital gains of the shareholders, regardless of how long the shareholders have held their shares in the Fund. Any distributions the Fund makes of net capital gain it recognizes on sales or exchanges of capital assets through the end of its last taxable year beginning before January 1, 2009, will be subject to a 15% maximum federal income tax rate for individual shareholders. Although the part of the dividends a regulated investment company pays that is attributable to its "qualified dividend income" (essentially, dividends received from most domestic corporations and certain foreign corporations) generally also is subject to that rate for individual shareholders through 2008, and the part of those dividends attributable to dividends from domestic corporations is eligible for the dividends-received deduction available to corporate shareholders, it is not expected that the Fund will receive a significant amount of those dividends.

         Failure by the Fund to qualify for treatment as a regulated investment company would result in all of its income being subject to federal income tax at corporate rates. In addition, the shareholders would treat all Fund distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is qualified dividend income would be taxable at the 15% maximum rate). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

         Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities or foreign currencies, be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (2) the Fund diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order to be able to deduct distributions to its shareholders, the Fund must distribute to them at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) earned in each year.

         It is the Fund's intention to distribute substantially all of its net investment income and net realized capital gains, if any, annually. The per share dividends on Investor Class shares will be lower than the per share dividends on Institutional Class shares as a result of the shareholder services fees applicable to the Investor Class shares. See "Pricing of Shares -- Determination of Net Asset Value." Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

         Upon a redemption or exchange of shares of the Fund, a shareholder will realize short-term or long-term capital gain or loss, depending upon the shareholder's holding period for the Fund's shares. However, if a shareholder's holding period for his or her shares is six months or less, any capital loss realized from a redemption or exchange of such shares must be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through the end of 2008 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. Any loss realized on a redemption of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares).

         The Fund is required to pay a non-deductible 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year periods. The Fund intends to continue to meet these distribution requirements to avoid excise tax liability. If the NAV of a shareholder's Fund shares is reduced, by reason of a distribution of realized capital gains, below the shareholder's cost, such distribution nevertheless would be taxable to the shareholder, and a sale of these shares at that time would result in a capital loss for federal income tax purposes.

         Some futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), foreign currency contracts, and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests may be subject to section 1256 of the Code (collectively "section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the excise tax mentioned above.

         Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of foreign currencies or debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition are also treated as ordinary gain or loss. These gains or losses ("Section 988" gains or losses) increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the cost of currency conversion.

         Offsetting positions the Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts). Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

         When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

         If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         The foregoing is an abbreviated summary of the federal income tax consequences of any investment in the Fund. It is based on the applicable provisions of the Internal Revenue Code and Treasury regulations presently in effect which are subject to change by legislative or administrative action, and any such change may be prospective or retroactive. Fund dividends may also be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state or local taxes.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a fund proportionately equal to the interest of each other share, except that the Investor Class shares are subject to shareholder services fees. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable. Upon a Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares.

         The Trust or the Fund may be terminated if approved by the Trustees pursuant to written notice to shareholders or by the approval of the holders of a majority of the Trust's (or the Fund's) outstanding shares, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. If not so terminated, the Trust will continue indefinitely.

TRUSTEE AND SHAREHOLDER LIABILITY

         The Declaration of Trust provides that the Trustees will not be liable for any act, omission or obligation of the Trust or any Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

         Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held liable for the Trust's obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations or where the other party was held not to be bound by the disclaimer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         [                             ], has been selected as the independent
registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

         The Bank of New York, One Wall Street, New York, NY 10286, acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Trust, the Custodian is authorized to establish and maintain one or more securities accounts and cash accounts for the Fund and to cause foreign securities owned by the Trust to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

         DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under an agency agreement with the Trust. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

         Kirkpatrick & Lockhart Nicholson Graham LLP, Four Embarcadero Center, 10th Floor, San Francisco, CA 94111, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

         The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made.

FINANCIAL HIGHLIGHTS

         The Fund is new and does not have financial information to present. Once it has been in operation a full calendar year, financial highlights will be presented.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         Because the Fund has not commenced operations, as of the date hereof no persons owned more than 5% or more of a class of the outstanding voting securities of the Fund. Further, the officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of each class of the Fund.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  (1) Declaration of Trust(1)
     (2) Amendment No. 1 to Schedule A to Declaration of Trust*
(b)  Bylaws(1)
(c) Instruments defining rights of Shareholders - none, see Declaration of Trust
(d)  (1) Investment Advisory Agreement for Causeway International Value Fund(2)
     (2) Investment Advisory Agreement for Causeway Emerging Markets Fund**
(e)  (1) Underwriting Agreement(2)
     (2) Amendment to Underwriting Agreement for Causeway Emerging Markets
         Fund**
(f)  Bonus or Profit Sharing Contracts -- none
(g)  (1) Custody Agreements for Causeway International Value Fund(2)
     (2) Custody Agreement for Causeway Emerging Markets Fund**
(h)  Other Material Contracts
     (1) Administration Agreement(2)
     (2) Amendment No. 1 to Administration Agreement(5)
     (3) Amendment No. 2 to Administration Agreement / Amendment No. 1 to Distribution Agreement*
     (4) Amendment No. 3 to Administration Agreement**
     (5) Shareholder Service Plan and Agreement for Causeway International Value Fund(2)
     (6) Shareholder Service Plan and Agreement for Causeway Emerging Markets Fund**
     (7) Expense Limit Agreement for Causeway International Value Fund(5)
     (8) Expense Limit Agreement for Causeway Emerging Markets Fund**
(i)  Legal Opinion**
(j)  Other Opinions
     (1) Consent of independent registered public accounting firm**
(k)  Omitted Financial statements - none
(l)  Initial Capital Agreement(2)
(m)  Rule 12b-1 Plan - not applicable
(n)  Rule 18f-3 Plan(2)
(o)  Reserved
(p)  (1) Codes of Ethics of Registrant and its investment adviser(3)
     (2) Code of Ethics of Registrant's principal underwriter(3)
     (3) Amended Code of Ethics of Registrant and its investment adviser(4)
     (4) Amended Code of Ethics of Registrant's principal underwriter(4)
     (5) Amended Code of Ethics of Registrant and its investment adviser*

-------------------
(1) Incorporated by reference from Registrant's initial Registration Statement filed on August 15, 2001.
(2) Incorporated by reference from Pre-Effective Amendment No. 1 filed on October 15, 2001.
(3) Incorporated by reference from Post-Effective Amendment No. 2 filed on January 28, 2003.
(4) Incorporated by reference from Post-Effective Amendment No. 5 filed on January 28, 2005.
(5) Incorporated by reference from Post-Effective Amendment No. 6 filed on January 30, 2006.
 *   Filed herewith.
**   To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION

Article VIII of the Registrant's Declaration of Trust, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any trustee; provided, however, that nothing contained in the Registrant's Declaration of Trust or in the Delaware Statutory Trust Act shall protect any trustee against any liability to the Registrant or the shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee.

Article VII, Section 3 of the Registrant's Bylaws also provides that every person who is, or has been, a trustee or officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Statutory Trust Act, the Registrant's Bylaws and other applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Fund" in the Prospectus and Statement of Additional Information.

The Investment Adviser, a Delaware limited liability company, is a registered investment adviser. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITER

(a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                               July 15, 1982
     SEI Liquid Asset Trust                               November 29, 1982
     SEI Tax Exempt Trust                                 December 3, 1982
     SEI Index Funds                                      July 10, 1985
     SEI Institutional Managed Trust                      January 22, 1987
     SEI Institutional International Trust                August 30, 1988
     The Advisors' Inner Circle Fund                      November 14, 1991
     The Advisors' Inner Circle Fund II                   January 28, 1993
     Bishop Street Funds                                  January 27, 1995
     SEI Asset Allocation Trust                           April 1, 1996
     SEI Institutional Investments Trust                  June 14, 1996
     HighMark Funds                                       February 15, 1997
     Oak Associates Funds                                 February 27, 1998
     CNI Charter Funds                                    April 1, 1999
     iShares Inc.                                         January 28, 2000
     iShares Trust                                        April 25, 2000
     JohnsonFamily Funds, Inc.                            November 1, 2000
     Causeway Capital Management Trust                    September 20, 2001
     The Japan Fund, Inc.                                 October 7, 2002
     Barclays Global Investors Funds                      March 31, 2003
     The Arbitrage Funds                                  May 17, 2005
     The Turner Funds                                     January 1, 2006
     ProShares Trust                                      November 15, 2005

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) The following table provides information concerning the positions and offices that each director or officer of the Distributor holds with the Distributor and the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                           Position and Offices                                  Positions and Offices
Name                       with Distributor                                      with Registrant
----                       ----------------                                      ---------------
William M. Doran           Director                                                     --
Edward D. Loughlin         Director                                                     --
Wayne M. Withrow           Director                                                     --
Kevin Barr                 President & Chief Executive Officer                          --
Maxine Chou                Chief Financial Officer & Treasurer                          --
Thomas Rodman              Chief Operations Officer                                     --
John Munch                 General Counsel & Secretary                                  --
Karen LaTourette           Chief Compliance Officer,
                           Anti-Money Laundering Officer & Assistant Secretary          --
Mark J. Held               Senior Vice President                                        --
Lori L. White              Vice President & Assistant Secretary                         --




Robert Silvestri           Vice President                                               --
John Coary                 Vice President & Assistant Secretary                         --
Michael Farrell            Vice President                                               --
Al DelPizzo                Vice President                                               --
Mark McManus               Vice President                                               --


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows: (a) With respect to Rules 31a-1(b)(2)(i)(a) - (e) and 31a-1(b)(3), the required books and records will be maintained at the offices of Registrant's Custodian: The Bank of New York, One Wall Street, New York, NY 10286; (b) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(b)(2)(i)(c) - (f);
31a-1(b)(2)(ii) - (iii); and 31a-1(b)(3) - (8), the required books and records are maintained at the offices of Registrant's Administrator: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; (c) With respect to Rules 31a-1 (b)(2)(iii); 31a-1(b)(4) - (7); 31a-1 (b)(9) - (11);
and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Investment Adviser: Causeway Capital Management LLC, 11111 Santa Monica Blvd., Suite 1500, Los Angeles, CA 90025; (d) With respect to Rule 31a-1 (b)(2)(iv), the required books and records are maintained at the offices of the Registrant's Transfer Agent: DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; and (e) With respect to Rule 31a-1
(d), the required books and records are maintained at the offices of the Registrant's Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

ITEM 29.  MANAGEMENT SERVICES

None.

ITEM 30.  UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Los Angeles, California on the 16th day of November, 2006.

                                  CAUSEWAY CAPITAL MANAGEMENT TRUST

                                  /s/Turner Swan
                                  --------------
                                  By: Turner Swan
                                  President and Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


NAME                              TITLE                        DATE
----                              -----                        ----

/s/Turner Swan                    President &                  November 16, 2006
--------------                    Secretary
Turner Swan

/s/Michael Lawson                 Treasurer                    November 16, 2006
-----------------
Michael Lawson

John A. G. Gavin*                 Trustee and Chairman of      November 16, 2006
------------------                the Board
John A. G. Gavin

Peter G. Allen*                   Trustee                      November 16, 2006
---------------
Peter G. Allen

Eric H. Sussman*                  Trustee                      November 16, 2006
------------------
Eric H. Sussman


*  By   /s/ Gracie V. Fermelia
        ----------------------
        (Gracie V. Fermelia, pursuant to a power of attorney filed herewith)

                                  EXHIBIT INDEX

Exhibit 23(a)(2) - Amendment No. 1 to Schedule A to Declaration of Trust

Exhibit 23(h)(3) - Amendment No. 2 to Administration Agreement /
                   Amendment No. 1 to Distribution Agreement

Exhibit 23(p)(5) - Amended Code of Ethics of Registrant and its investment adviser

Powers of Attorney for John A. G. Gavin, Peter G. Allen and Eric H. Sussman, Trustees of Causeway Capital Management Trust

                                POWER OF ATTORNEY


     I, PETER G. ALLEN, the undersigned Trustee of Causeway Capital Management Trust (the "Trust") hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint TURNER SWAN and GRACIE V. FERMELIA and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

          EXECUTED at LOS ANGELES, CALIFORNIA, this 30TH day of October, 2006.
                            (City, State)

                                                     /s/  Peter G. Allen
                                                     -----------------------
                                                     Peter G. Allen, Trustee

                                POWER OF ATTORNEY


     I, JOHN A. G. GAVIN, the undersigned Trustee of Causeway Capital Management Trust (the "Trust") hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint TURNER SWAN and GRACIE V. FERMELIA and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

          EXECUTED at LOS ANGELES, CALIFORNIA, this 30TH day of October, 2006.
                            (City, State)

                                                     /s/  John A. G. Gavin
                                                     -------------------------
                                                     John A. G. Gavin, Trustee

                                POWER OF ATTORNEY


     I, ERIC H. SUSSMAN, the undersigned Trustee of Causeway Capital Management Trust (the "Trust") hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint TURNER SWAN and GRACIE V. FERMELIA and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

          EXECUTED at LOS ANGELES, CALIFORNIA, this 30TH day of October, 2006.
                            (City, State)

                                                     /s/  Eric H. Sussman
                                                     ---------------------------
                                                     Eric H. Sussman, Trustee